N-2 1 dn2.htm FORM N-2
As filed with the Securities and Exchange Commission on December 4, 2008
Registration No. -

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

SOVEREIGN EMERGING BIOMEDICAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

205 Worth Avenue, Suite 201
Palm Beach, FL 33480
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (561) 820-1579

Thomas H. Ross, President
c/o Sovereign Emerging Biomedical Fund, Inc.
205 Worth Avenue, Suite 201
Palm Beach, FL 33480
 (561) 820-1579
(Name and Address of Agent for Service)

Copies of information to:
 David Otto, Esq.
Otto Law Group
201 Union Street, Suite 4500
Seattle, Wash 98101
(206) 262-9545

Managing Dealer To Be Determined

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee (1)

Common Stock, $0.01 par value per share	[ ]	$[ ]	$200,000,000	$[ ]

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to completion	December, 2008

PRELIMINARY PROSPECTUS-Dated December 2, 2008

PROSPECTUS

10,000,000 shares of
SOVEREIGN EMERGING BIOMEDICAL FUND, INC.
Common Stock, Par Value $.01

Sovereign Emerging Biomedical Fund, Inc (the “Fund”) is a newly organized closed-end biomedical fund that has elected to be treated as an investment company under the Investment Company Act of 1940. Its shares are to be offered on a “best efforts” basis, for up to 90 days following the date that this registration statement is declared effective subject to amendment.

Because the Fund is newly organized, it has no history of public trading. The Fund intends to apply to list its own shares for trading over-the-counter under the symbol “SEBF ”, with trading to begin when this registration statement is declared effective and its initial offering closes.

This prospectus contains important information you should know before investing in the Fund’s common shares and should be retained for future reference. Investing in its common shares involves a high degree of risk. Before buying any of its common shares, you should carefully read the discussion of the material risks of investing to be found under “Risk Factors”, beginning on page 11 of this prospectus. Please read it before you invest and keep it for future reference.

Shares of closed-end investment companies tend to trade at a discount to their net asset value. Should the Fund’s shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

See “Risk Factors” on page 11 to read about factors you should consider before buying shares of our common stock.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share		Total
Public Offering Price for 10,000,000 shares to be offered is:		$20.00	$
Broker Dealer fees and commissions	$		$
Proceeds, before expenses, to us (1)	$		$

(1)
We estimate that we will incur $750,000 in expenses in connection with this offering, which total does not include Broker Dealer commissions.  Broker Dealer commissions will be negotiated during the Broker Dealer selection process..

The broker dealers are offering the common stock as set forth in “Broker Dealer.” Delivery of the Shares will be made on or about December      , 2008.

TABLE OF CONTENTS

Prospectus summary	5
The offering	9
Fees and expenses	10
Risk factors	11
Forward-looking statements	16
Discussion of management’s expected operating plans	16
Corporate strategy	17
Use of proceeds	18
Capitalization	18
Business	18
Management	23
Certain relationships	32
Control persons and principal stockholders	32
Determination of net asset value	33
Tax Status	34
Description of our capital stock	35
Regulation	49
Custodian	40
Brokerage allocation and other practices	40
Broker dealer	41
Legal matters	41
Independent accountant	41
Available information	42
Report of independent auditors	42
Statement of assets and liabilities	42
Other Information	43

You should rely only on the information contained in this prospectus.  We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Until             , 2009 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus.
ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 10,000,000 shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “The Fund” refer to Sovereign Emerging Biomedical Fund, Inc.

THE FUND

Sovereign Emerging Biomedical Fund, Inc. (the “Fund”) is a newly organized, life sciences investment company that has filed an election to be treated as a closed-end fund under the Investment Company Act of 1940, (the “1940 Act”). The Fund was incorporated under the Delaware General Corporation Law on August 19, 2008. Its investment objective is to generate capital appreciation for its investors through the acquisition of a 40% equity interest in 12 to 15 growth driven, early stage biomedical companies (referred to hereinafter as the “Portfolio Companies”). The Fund plans to purchase these equity interests in exchange for the quarterly equity investment that the Portfolio Companies will need over their first three years (between $5 and $20 million each) to develop their technologies and prepare for the sale or licensing of their early-stage life science and biomedical products and intellectual property.

We anticipate that our portfolio will be comprised primarily of investments in companies engaged in pharmaceutical, medical device, and botanical medicine. Until the end of the initial three years, the Fund’s shares (the “Shares”) will trade as a single security. At the end of the three year period, we intend that the Fund will be liquidated, and each investor will receive shares of each of the Portfolio Companies in amounts proportionate to the investor’s ownership of the Fund.

The Fund’s investment objective is to create value for its shareholders. If and when any of the Fund’s Portfolio Companies are sold during or upon the expiration of the initial three year period, most likely to large pharmaceutical or medical companies, or the Portfolio Companies’ technology is licensed, indications from recent sales by other somewhat comparable companies, suggests that shareholders would likely realize substantial value (See “Corporate Strategy”). No assurance can be given that this will occur.

Selection of Portfolio Companies for the Fund will be made, and contractual commitments for funding entered into, only after this Registration Statement is declared effective. Quarterly, the Fund will inform its investors, and potential future buyers and licensees, of the progress of each of its Portfolio Companies. At the end of initial three years, the Fund intends to distribute its 40% equity holdings in each portfolio company to its shareholders without deduction, and then dissolve. If management or a majority of the shareholders of the Portfolio Companies desires, those companies may then register with the SEC and, assuming sufficient shareholders, may chose to become publicly trading companies. Thereafter the former Portfolio Companies, trading on their own with marketable securities, should provide investors with favorable opportunities to realize value. No representation is made as to the financial returns that investors might realize.

About The Fund

Predecessors of the Fund date back to October 2006. The Fund was incorporated in August 2008 by Thomas H Ross and Dale A. Barnstable, and provides individual investors an avenue to invest in multiple, early stage, growth driven  life sciences companies such as pharmaceutical drugs, broad-based medical devices, botanical based medicines, and other medical technologies.  Each company offers the prospect, if successful, of substantial returns for holders of the Fund’s Shares. We intend to invest the Fund portfolio among 12-15 early-stage Portfolio Companies seeking commercialization of the technologies developed by private scientist/entrepreneurs and institutional affiliated scientists, with the guidance of professional management.  The Fund currently focuses on Portfolio Companies located primarily in Florida, but intends to increase its scope throughout the United States.

The Fund, with the assistance of its Scientific Advisory Board (the “SAB”), consisting of 10 leading biomedical science professionals, has reviewed, and will continue to review, the science and business plans of all applicants for funding. The managers of the Fund (“the “Managers” or “Management”) have worked with leading professionals in the Florida medical and biotech community to select highly qualified members for the SAB, who intend to initially focus on the Florida biotech industry. To date, the SAB has reviewed over 100 applicant biomedical companies and selected or targeted those candidates deemed most likely to provide superior financial rewards to the Fund’s shareholders, as well as major benefits to mankind by lowering the cost of medicine with products and services that increase quality of life.

Florida is a major and growing center for biotech and medical research and development. The recent decisions of the Scripps Research Institute, the Burnham Institute, the Max Planck Institute, and the Torrey Pines Institute for Molecular Studies to establish major facilities in Florida is recognition of Florida’s increasing importance as a center for discoveries in its scientific and medical communities. New companies, spawned by these industries, will enhance the net worth of the entrepreneurs bringing the m to fruition, as well as the investors who fund them.

Florida has increasingly attracted renowned scientists, many of whom are entrepreneurs seeking to rapidly develop proprietary life science technology and related ideas in “early stage” ventures that will eventually either “go public”, merge with an industry partner or license and remain a “stand alone” company. Many of these companies, with meritorious plans, have approached the Fund in the last two years, and are eager to proceed. The problem holding them back is how to obtain a firm commitment for adequate funding so that they can hire good management and develop their science for commercialization, without having to sell out on unfavorable terms to, and/or be “micro-managed” by, venture capitalists.

One essential ingredient to making all this happen, but not readily available, is a secure and predictable source of funding that has the promise over a period of years of providing the equity that the early stage company needs to hire employees, build out laboratories and work through a development period that is likely to be at least three years in length. In general, the average amount of funding needed to bring successful early stage companies to the point where they expect to be in a position to receive favorable buyout or licensing offers from established pharmaceutical companies is estimated at between $5 million and $20 million. This funding is normally available, if available at all, in bits and pieces from different sources, and with conditions attached, requiring a major commitment of the entrepreneur’s ownership.

Each of the possible Portfolio Companies plans to position itself, within three years, to take advantage of increasing trend of large pharmaceutical companies have experiencing decrease in productivity from their “in house pipelines” and are filling the production gap by purchasing or licensing from promising early stage companies with important science at earlier stages of development.

The Fund seeks to address these financing needs in a way that would benefit its investors by giving the founders of its Portfolio Companies the requisite amount of funding needed so that these companies can continue to develop their science and be in a position to realize their full potential. In exchange for 40% of the equity of each Portfolio Company, the Fund plans to commit equity funding (up to a total of $20 million) for its first three years, to be paid out quarterly over that period. This arrangement is to be supported by this public offering, thereby enabling the Fund to finance 12-15 highly promising early stage Portfolio Companies, each of which will have passed the careful scrutiny of the Fund’s Managers, Directors and its SAB. Most of its SAB members have been or are still affiliated with Florida’s leading university and research institutions.

The Fund believes, to the best of its knowledge, that this is the first opportunity offered the investing public to participate in, and benefit from, a publicly traded portfolio focused on early stage biomedical companies “on a ground floor basis”.  The rewards to investors from the Funds 40% equity position, and their pro rata share of the eventual sale or disposition of each successful company, are projected to be substantial, although no assurance can be given that any particular Portfolio Company will be successful or that such sale or disposition will occur.

The Fund has made substantial progress in its evaluation of promising Portfolio Company  candidates, although to date no contractually binding offers have been made to any such company, and these offers will only be made after the completion of additional “due diligence” and following the closing of this public offering.

MARKET OPPORTUNITY

The Fund believes the following have enhanced this opportunity:

•
The Fund believes the recent decisions by the Scripps Research Institute, the Burnham Institute, the Max Planck Institute, and the Torrey Pines Institute for Molecular Studies to establish major facilities in Florida is recognition of Florida’s increasing importance as a center for discoveries in its scientific and medical communities.

•
The large pharmaceutical companies have in recent years seen their “in house pipelines” of emerging technologies become less productive for a number of reasons, and are filling the gap by purchasing, or licensing from, promising early stage companies with important science at earlier stages of development.

•
• Large pharmaceutical companies have been making numerous acquisitions of companies with potentially breakthrough ideas at the stage as pre-clinical animal model studies and in the midst of Phase II Clinical trials. The  Fund expects many of the Portfolio Companies that it selects to be already at an advanced pre-clinical stage of development, , expecting early entry into clinical or ”first-in-man” studies, or even as advanced as entering Phase II clinical trials. Others may be seeking “orphan status” approval, or be in commercialization of 510(K) approved devices.

•
By the  end of the  three year life of the  Fund most, if not all of  its Portfolio Companies will be expected to be considerably down the road in the  development process, and so be candidates for large pharmaceutical purchasing or licensing opportunities or partnership. (See “Corporate Strategy”)

•
World-wide market projections for diseases in the  areas of oncology, HIV, Parkinson’s, Alzheimer’s, cardiovascular disease, occurrences of stroke, as well as other diseases, will continue to grow significantly over the  next 10 years.

•
We believe the Fund’s portfolio structure provides the opportunity for cross disciplinary research between a variety of the life science fields of research, which should provide additional opportunities for achieving new innovative solutions.

•	The diversified fund portfolio allows the investor to diversify its investment within a broad range of areas of research, which we expect will reduce overall risk.

•
Many of the Portfolio Companies  are expected to provide potential “first-in class”  cures in pharmaceutical and therapeutic solutions, botanical medicine products, cardiovascular diagnostics, and innovative 510(K) medical devices or ” pre-market approved (PMA)” devices, which should speed up the regulatory approval process and reinforce our proposed three year liquidation horizon

COMPETITIVE ADVANTAGES

The Fund believes it has the following competitive advantages over other standalone companies performing research in one specific biomedical field by being a highly diversified fund of scientifically-based entrepreneurially managed companies.

Management expertise

The Managers of the Fund will consist of principals and employees with significant experience in personally managing professional staffs, organizational matters and sound financial administration. As such we expect that Management to be in a position to quickly identify and address areas of opportunity and problems to facilitate the Portfolio Companies’ execution of their business plans. Management will be strengthened by the addition of 2-4 Business Development Executives with experience in the biomedical field and with fast growing companies.

The Independent Directors of the Fund’s five member Board are comprised of three highly regarded medical doctors with strong science and biomedical business backgrounds and are associated with major medical and research institutions. They are devoted to the Fund’s success, in part, because of the potential medical breakthroughs it represents.

The Fund’s management team intends to provide the operations and strategic management aspects of the Portfolio Companies with direction, assistance, and support, via in-house or outsourced, professional talent. This can include help with their patent portfolio, accounting to meet Sarbanes Oxley (“SOX”), FDA relations, clinical trial expertise, marketing, strategic planning, etc.

Additionally, The Fund’s management team will be in the position to assist its Portfolio Companies with business aspects via in-house or outsourced professional talent. This can include help with their patent portfolio, accounting to meet Sarbanes Oxley (“SOX”), FDA relations, clinical trial expertise, marketing, strategic planning, etc.

Diversified Research Portfolio

The portfolio companies will be the survivors in a review of efficacy of pre-screened early stage applicants by the SAB, a panel of 10 leading professor/scientists, each with a specialized knowledge of the subject matter of one or more of these companies. The portfolio companies will be chosen for their innovative science and their potential to develop successful biomedical products, and therefore to make profits for investors.

The Fund will select companies from a range of services and products to enhance the potential for investor return and to diversify risk. The categories of qualifying companies are: pharmaceutical, medical devices and botanical based medicine companies.

Cross-Disciplinary Research

The Fund believes the opportunity for the participating companies to share ideas and perform cross-disciplinary research, which may provide cost reductions while increasing shareholder value and the success of the Fund.

Structure

A major contributor to early stage company failure is lack of skills in essential areas such as administration, marketing, regulatory approval, etc.  Upon request, management will advise all portfolio companies as to available resources in these areas, and provide guidance to assist them in fully staffing their own ongoing needs.

The proposed structure of the Fund’s is intended to promote freedom in support of innovative efforts without the distractions of raising money at the operating level. The Fund believes that enabling the entrepreneurs to focus entirely on their business and technologies will help the Portfolio Companies obtain the earliest practicable delivery and commercialization of their intended services or therapies.

In summary, Sovereign has recognized the primary elements of success and failure in early stage companies and structured this Fund to address them. Further, in packaging a diversified combination of 12-15 biomedical companies under one umbrella, the Fund has sought to maximize success, and return for the investor.

OPERATING AND REGULATORY STRUCTURE

Our activities will be internally managed and supervised by our Board of Directors, a majority of who are independent of the Fund.

As a closed end fund, we will be required to comply with certain regulatory requirements of the Investment Company Act of 1940.  The company will file as a C corporation in the United States for Federal income tax purposes.

THE FUND’S CORPORATE INFORMATION

Our administrative offices are located at 205 Worth Avenue, Suite 201, Palm Beach, FL 33480,and its telephone number is (561) 820-1579.

The offering

Common Shares to be offered by registered securities dealers on a “best efforts” basis
10,000,000 Common Shares. A closing and sale of Shares is planned for immediately after this Registration Statement becomes effective.  If indications of interest are not received by the  effective date of this Registration Statement for the  full amount of shares registered, the  Fund intends to close with the  indications of interest it has obtained, commit the  proceeds received to an appropriate number of Portfolio Companies, supplement the  final Prospectus and continue the offering on a best efforts basis, with closings from time to time, for up to 90 additional days, or until the  full number of shares registered are sold are No assurance can be given as to the  number of Common Shares which will be sold.

Common Shares to be outstanding after this offering	10,000,000, if all Common Shares offered are sold.

Use of proceeds
The Fund plans to invest the net proceeds of this offering in Portfolio Companies in accordance with its investment objectives and the strategies described in this prospectus and to pay related offering and administrative expenses.  See “Use of proceeds.”

Dividends	None

Taxation
The  company will be registered as a C corporation (or C corp.) in the  United States for Federal income tax purposes and  will be taxed accordingly under 26 U.S.C. § 11 and Subchapter C (26 U.S.C. § 301 et seq.) of Chapter 1 of the  Internal Revenue Code or the  “Code.”

Proposed Symbol	SEBF

Trading	Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. The Fund cannot predict whether its shares will trade above, at or below net asset value.

Anti-takeover provisions	None. See “Management”.

Risk factors
See “Risk factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in the Fund’s common shares.

Management arrangements
Two founding members intend to provide management and administrative services. They will act on behalf of the Fund as its CEO, CFO, Treasurer and Secretary, 2-4 highly qualified Business Development Executives, and other administrative support staff throughout the three year life of the fund.

Available information
After completion of this offering, the Fund will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov. The Fund has also committed to provide informative reports, quarterly, to its investors, interested corporate buyers and regulatory authorities, as to the progress of its Portfolio Companies, and to provide audited reports annually.

Fees and expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the  table below are estimates and may vary.

Stockholder transaction expenses:
Stockholder transaction expenses – Total of approximately [ ]%. This “one time” expense item includes [ ]% Sales Commission to broker dealers, [ ]% expense allowance to Managing Broker Dealer and 1% to Jefferson Worldwide Group, Inc. a FINRA Member that has served as the Fund’s financial advisor (“Financial Advisor”); These fees are calculated as a percentage of the public offering price.
		% (1)
Other offering expenses, estimated to be approximately $750,000.	0.375	%(2)

Total stockholder transaction expenses (as a percentage of offering price)

Estimated annual expenses (as a percentage of net proceeds of this offering):
Expenses estimated: annually at 2% of the net proceeds of this offering.	2.00	% (3)
Organizational fees payable annually to the founding management members, scientific advisory board members and certain outside consultants. This is an incentive bonus calculated annually at 1% of the net proceeds of this offering, to be paid in quarterly installments over the three year life of the Fund to those parties instrumental in forming and organizing the Fund.	1.00	% (4)
Payments on borrowed funds	.00	% (5)

Total annual expenses	3.00%

(1)	The broker dealer fees and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	These include legal, registration and Blue Sky fees, printing, public relations and travel.

(3)	See “Management – Management Fee.”

(4)	Organizational fees payable annually to the founding management members, scientific advisory board and outside consultants.

(5)	The Fund reserves the right to borrow on a short- term basis to cover ongoing additional organizational expenses incurred prior to the first sale of its Shares.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year [Missing Graphic Reference]	2 years [Missing Graphic Reference]	3 years [Missing Graphic Reference]
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The annual 2% management fee is based upon the net Use of Proceeds as of the initial offering. The 1% organizational fee is payable over the three year life of the Fund and is also based upon the same net Use of Proceeds as of the initial offering. These calculations assume the entire Offering amount is raised. The assumed growth of a 5% annual return will not result in any increase of the annual expenses to the investor since both the  management fees and the organizational fee are based upon Net Use of Proceeds as the Offering Date. Management does not share in any of the annual gains.

Risk factors

Before you invest in the Shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment The risks set out below are not the  only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We have no operating history and, accordingly, you will not have any basis on which to evaluate our ability to achieve our business objective.

We are a recently formed company with no operating results to date. Since we do not have an operating history, you will have no basis upon which to evaluate our ability to achieve our business objectives…

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

The Fund’s ability to achieve its investment objective will depend on its Management, Directors and the SAB’s ability to identify, invest in and monitor Portfolio Companies that meet the Fund’s investment criteria.  In order to grow, The Fund and the potential Portfolio Companies may need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute to their growth. Any failure of the Fund’s Portfolio Companies to manage their future growth effectively could have a material adverse effect on their business, financial condition and results of operations.

Competitive Government Sponsored Research may render one or more of the Fund’s Portfolio Companies irrelevant.

Government sponsored entities, such as the National Institute of Health (“NIH”), and others, may be conducting research in areas related to, or duplicative of, the research and development being carried on by one or more of our Portfolio Companies. This research may be better funded, conducted by well known experts in a particular area of research and development and may be more advanced than the research and products being developed by the Portfolio Companies.  Such entities may be able to bring products to market more efficiently and with more backing than one or more of our Portfolio Companies. If this occurs in an area of research or product development relating to, or repetitive of, any of our Portfolio Companies, the value of that company may be seriously reduced or rendered worthless.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in early-stage biomedical companies. In attracting potential Portfolio Companies, we will compete with entities including, but not limited to, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do.  For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.  We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.  Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities in Portfolio Companies,, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure.

Many of the Fund’s investments will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of these investments.

A large percentage of our portfolio investments will be in the form of intellectual property. The fair value of this property and other investments that are not publicly traded may not be readily determinable. We will value these Portfolio Companies quarterly at fair value as determined in good faith by our Board of Directors. However, we may be required to value our Portfolio Companies at fair value as determined in good faith by our Board of Directors to the extent necessary to reflect significant events affecting the value of our Portfolio Companies. Our Board of Directors may utilize the services of an independent valuation firm to aid it in determining the fair value of these Portfolio Companies. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any tangible and intangible assets the portfolio company’s earnings, if any, the markets in which the portfolio company does, or expects to do business, comparison to publicly traded companies, recent similar acquisitions, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these Portfolio Companies existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Many of our Portfolio Companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded companies. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises.

The Funds success is highly dependent upon our Management.

We believe that our success will depend to a significant extent upon the efforts and abilities of our Managers, including their overall ability to target and implement additional resources.  Our failure to retain our Managers, for any reason, or to attract and retain additional qualified management, could adversely affect our operations and success.  We do not currently carry any key-man life insurance on our officers but intend to upon receiving funding.  See “Management.”

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors as we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are potential conflicts of interest which could impact the selection of Portfolio Companies.

Some of the members of Management and the Science Advisory Board could have equity interests in some of the Portfolio Companies. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund’s shareholders. All such equity interests will be disclosed before a Portfolio Company is selected, and this information will be available to the Fund’s shareholders upon request at the Fund’s office.

We may encounter changes in statutory or regulatory compliance that will affect our ability to execute our business plan.

The area of securities law and regulation is constantly changing. The Securities and Exchange Commission, (“SEC”), the  Financial Industry Regulatory Authority (FINRA), State Securities authorities and National Exchanges and Quotations services are constantly revising, amending and otherwise changing their rules and regulations regarding, among other things, the  acquisition and sale of securities, corporate governance, and requirements for listing a security.  Any changes in statute, rule or regulation may adversely impact the Fund’s ability to carry out its business plan.

You could lose your entire investment.

A purchase of Shares in this Offering may be unsuitable for a person who cannot afford to sustain such a loss.  The Shares offered are highly speculative, involve a high degree of risk and should not be purchased by any person who cannot afford the loss of his entire investment.

RISKS RELATED TO THE OFFERING

You may not realize gains from your investment.

The equity interests you receive at the end of three years may not appreciate in value and, in fact, may decline in value. Accordingly, you may not be able to realize gains from your equity interests, and any gains that you do realize on the disposition of any equity interests may not be sufficient to offset losses you experience.

Our investments in potential Portfolio Companies will be risky, and you could lose all or part of your investment.

Investment in early-stage companies involves a number of significant risks, including:

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions;

•
these companies have financial resources that could be limited to three years of development and could result, over time, in a reduction in the likelihood of realizing any gains in connection with your investment in the Shares.

•
they are more likely to depend on the  management talents and the efforts of a small group of persons; therefore, the  death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the  Portfolio Company.; and

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Economic recessions or downturns could impair the Portfolio Companies and harm the Fund’s operating results.

We believe that an advanced early-stage biomedical company generally remains less susceptible to economic downturns or recessions but nonetheless these conditions could result in deterioration in the value of the company.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key personnel and a greater vulnerability to economic downturns.

We will invest in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our Managers, Directors and SAB to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

We may allocate the net proceeds from this Offering in ways with which you may not agree.

We will invest the net proceeds of this Offering once the Offering is completed. We may use the net proceeds from this Offering in ways with which you may not agree or for purposes other than those contemplated at the time of the Offering.

There will be a limited market for the Shares of the Fund.

The Fund’s shares will be listed or quoted on a public market or quotation service but there is likely to be limited trading volume or activity.

You will not receive cash dividends.

Any investors who has or anticipates any need for cash dividend income from their investment should not purchase any of the Shares offered hereby.

Investing in the Shares may involve an above average degree of risk.

The investments we make in Portfolio Companies in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in Portfolio Companies may be highly speculative and aggressive, and therefore, an investment in our Shares may not be suitable for someone with lower risk tolerance.

The market price of our Shares may fluctuate significantly.

The market price and liquidity of the market for our Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the  market price and limited trading volume of our securities or other companies which have intellectual property and science similar to our sector, which are not necessarily related to the  operating performance of these companies;

•	changes in regulatory policies or tax guidelines

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

We may allocate the net proceeds from this offering in ways with which you may not agree.

Prior to this offering, there has been no public market for the Shares, and we cannot assure you that the market price of the Shares will not decline following the offering.

We cannot assure you that a trading market will develop for the Shares after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade as a discount to the initial offering price due to broker dealer fees and commissions and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our Shares will trade at, above or below net asset value.

You will suffer immediate dilution.

We expect the initial public offering price of our Shares to be higher than the book value per share of our outstanding common stock. Accordingly, we estimate that investors purchasing shares of common stock in this offering will:

•	contribute a higher percentage* of the total amount invested to date to fund us but own a relatively lower percentage of the shares of common stock outstanding after this offering; and
•
pay a price per share that exceeds the value of our tangible assets after subtracting broker-dealer commissions and management fees.

* a specific estimate or range of this difference will be filed in an amendment to this Form N-2.

Forward-looking statements

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our Portfolio Companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our Portfolio Companies to achieve their objectives;

•	the ability to move products through the FDA in a reasonable amount of time

•	the ability to build relationships and attract potential buyers of our Portfolio Companies.

We use words such as “anticipates,” “believes,” “expects,” “intend,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Discussion of management’s expected operating plans

OVERVIEW AND CORPORATE STRATEGY

The Fund was incorporated under Delaware General Corporation Law on August 19, 2008. We have elected to be treated as a closed-end fund company under the 1940 Act. The Fund was formed with the purpose of providing interim financing to early-stage biomedical-related companies that are designed to commercialize technologies developed by private scientist/entrepreneurs, under the guidance of professional management primarily located in the South Florida region. The Fund targets companies that are developing commercially promising products and technologies in the life sciences, including pharmaceuticals, biotechnology and other high technology opportunities that offer strong returns.

Using the proceeds from the Offering the Fund intends to invest in advanced early-stage companies active in the biomedical field (the “Portfolio Companies”).  The eventual Portfolio Companies will be engaged in various different disciplines within the biomedical field, covering pharmaceuticals, devices, and botanical based medicine. As of the date of this Prospectus the Fund has no has selected or executed agreements with any potential fund companies.

Corporate Strategy

Select and nourish the best available companies likely to produce an optimum revenue stream or exit for investors, from the licensing and/or sale of drug and device candidates to large pharmaceutical companies and others

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering. Our primary use of funds will be investments in Portfolio Companies in the development zone mentioned above.  Immediately after this offering, we expect to have cash resources in excess of $ million and no indebtedness. See “Use of proceeds.”

Use of proceeds

We estimate that the net proceeds to be received from the sale of up to 10,000,000 shares of our common stock in this offering will be approximately $  million assuming an initial public offering price of $20.00 per share, after deducting the  broker dealer fees and commissions, and offering expenses of $  . In addition to the broker dealer fees and commissions there will be a 2% annual administration fee of the invested proceeds and an additional pre-offering expenses “incentive fee” for the founding members, SAB and consultants who put the offering together over the last two years. This fee will be paid quarterly. No assurance can be given that the maximum number of Shares will be sold.

We plan to invest the net proceeds of this offering in Portfolio Companies in accordance with our investment objective and strategies, and offering and other expenses relating thereto. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Capitalization

The following table sets forth (1) our actual capitalization at December __ 2008 and (2) our capitalization as adjusted to reflect the sale of 10,000,000 Shares of our common stock (the maximum) in this offering at an assumed public offering price of $20.00 per share, after deducting the broker dealer fees and commissions and organizational and offering expenses payable by the Fund. You should read this table together with “Use of proceeds” and our balance sheet included elsewhere in this prospectus.

Sovereign Emerging Biomedical Fund, Inc.

.	As of December, 2008 Actual		, 2008 As Adjusted

Assets:
Cash		$40.00	$
Total assets		$40.00	$

Stockholders’ equity:
Common stock, par value $0.01 per share; 10,000,000 shares authorized, 2 shares outstanding, actual; 10,000,000 shares outstanding, as adjusted	$		$
Capital in excess of par value		$40.00	$
Total stockholders’ equity		$40.00	$

Business

INVESTMENTS

The Fund will seek to create a diversified portfolio that will include companies at the advanced early-stage or clinical stage of development and provide them with three years of funding. Companies at those particular stages of development are being carefully monitored by large pharmaceutical companies as candidates to fill pipeline gaps. Also each of the  Fund’s Portfolio Companies will be positioned to go public themselves after the  three year life of the  fund having benefited, once the  Fund dissolves and each Portfolio Companies shares are distributed to its investors, by having an extremely large shareholder base.   This will allow all of the companies to continue to develop and their respective shareholders to share in the benefits of them increasing their value individually or in their potential licensing partnerships. We expect that our target portfolio will include companies who developing innovative science in the fields of pharmaceuticals, medical devices and botanical drugs. A list of potential investment interests is provided below. These may or may not be the final selected investments, but these areas of interest provide an indication of the type of diverse cutting edge scientific opportunities the Fund will be investing in.

➢  Breast Cancer

➢  Skin Cancer

➢  Heart Disease

➢  Chemo Toxicity

➢  Oncology

➢  Therapeutics

➢  Inflammation

➢  Pancreatic Cancer

➢  Wet AMD

➢  Malignant Glioma

➢  Lung Cancer

➢  Colon Cancer

➢  Cardiac Ischemia

➢  Fatty Liver

➢  Neonatal Jaundice

➢  Tuberculosis

➢  Head and Neck Cancer

➢  Amyotrophic lateral sclerosis

➢  Alzheimer’s

➢  Neonatal Hypoxia

➢  Stroke

➢  Myocardial Infarction

➢  Stem Cell

➢  Spinal Tumors

➢  Vaginal Cancer

➢  Glaucoma Treatment

➢  Coronary Artery Stents

➢  Antibacterial Coated Catheter

➢  Immune Deficiency

➢ Type II Diabetes

➢ Type II Diabetes

➢ Migraine/Vascular use

We may invest in other types of bio-medical related companies if the Fund is presented and they determine the opportunities are attractive enough for investors to achieve a suitable return.

INVESTMENT SELECTION

Sovereign has utilized the same value oriented philosophy used by the investment professionals of other life science funds and will commit its resources to managing downside exposure.

Prospective portfolio company characteristics and selection process

We have identified several criteria that we believe are important in identifying our prospective Portfolio Companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by the Sovereign Emerging Biomedical Fund’s investment professionals to identify investment candidates and to structure investments quickly and effectively.

The selection system for the prospective Portfolio Companies is a key to the success of both the Fund and is as follows:

▪	A prospective company learns about, or is identified by, the Fund, then applies, sends its business plan and supporting scientific information.

▪
The plan is submitted to the three SAB members the Fund believes are most qualified to review it. This will normally consist of two scientists knowledgeable about the technology, and one with both a business and related science background. A review system is used to evaluate the company for their science. The SAB believes that good science is essential to success. If there is a positive consensus among the three primary SAB reviewers the company is submitted to the full SAB for review.

▪
The entire SAB then reviews the science and business plan, hears a prospective company led presentation, debates the merits of the idea and science and then votes. Leaning on the advice of the primary SAB members review, their own personal professional opinion and what was presented to the m they will make a recommendation regarding selection.

▪	Once the SAB recommendation is received, and if the Fund votes to select the company, then any remaining portion of the full due diligence package is requested.

▪
The Fund management team works with the Portfolio Company to confirm its business and financial plans and establish its milestones, against which quarterly funding payments will be made. The 1/12 of the 40% equity will be owned and delivered in escrow to the investors at the time of each quarterly payment.

Potential Value Orientation

Our investment philosophy has placed a premium on identifying companies that are at an advanced Pre-clinical stage, Phase I-II Clinical Trial stage of development, 510(K) approved or soon to be applying for approval in large underserved markets with new and improved technology (See Corporate Strategy). Our fundamental analysis from the investor’s perspective is that these companies will have a distinct high growth potential value orientation with unique and innovative science.

Experienced management

We will generally require that our prospective Portfolio Companies have an experienced management team or utilize the corporate business development executives employed by the management group. We will also encourage the Portfolio Companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Potential to fill gaps in “Big Pharma” expiring patent portfolios

The prospective Portfolio Companies we will seek to invest in are biomedical companies that have the potential to fill product pipeline holes for existing “Big Pharma” companies. The Fund has identified a major need of “Big Pharma” companies to fill their eroding product pipelines as current portfolio products come off patent. By filling in these gaps the “Big Pharma” companies will be able to maintain their leading market positions within their respective markets and will be well positioned to capitalize on the growth opportunities provided by the Fund. We will seek companies that demonstrate significant potential efficacy in science and assist “Big Pharma” in filling gaps in their expiring patent portfolios.

Exit strategy

We will seek to invest in companies that we believe are candidates for strategic acquisition by other industry participants (See Corporate Strategy). Or companies that may become public themselves at the point in time when the fund dissolves, after three years, and the respective individual company shares are distributed to the fund investors who can hold or sell the shares in the public market.

Due diligence

The Fund management group conducts due diligence on prospective Portfolio Companies consistent with the approach adopted by other life science funds. In conducting their due diligence, the fund management uses any publicly available information as well as information from its Directors, SAB, consultants, comparisons to competitors and any and all other relevant sources of information known to it..

Our due diligence will typically include:

•	evidence of all issued patents and trademarks, and information as to those applied for, pending, or soon to be applied for;

•	review of historical and prospective financial information;

•	interviews with management and employees of the prospective portfolio company;

•	copies of all contracts with present or prospective officers, directors, stockholders, consultants and advisors, including any voting agreements.

•
list of all present or prospective officers, directors, internal science advisory board members and stockholders, with names, addresses and ages, and resumes of each indicating their qualifications and experience.

•	non-compete, confidentiality and non-disclosure agreements with key employees, officers, directors and science advisors.

•	copies of all contracts with present or prospective officers, directors, stockholders, consultants and advisors, including any voting agreements.

•	copies of all contracts with present or prospective officers, directors, stockholders, consultants and advisors, including any voting agreements.

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with the selection of a prospective portfolio company, the company will be notified he is a prospectively accepted candidate. To date the Fund has made no such selection. Additional due diligence with respect to any investment may be conducted, as appropriate.

Investment structure

During the three-year period following the offering, the  Fund will distribute equity capital quarterly to each of its Portfolio Companies, and receive the  proportional share of the  40% equity, following a pre-agreed schedule based on the  Company’s anticipated needs, as set out in its Business Plan. These distributions will be provided by the Fund to a portfolio company without “micro-managing” by the  Fund, so long as the  portfolio company meets its six-month “benchmarks” and “milestones” and has no major unapproved deviation from its accepted Business Plan, as adjusted.

We intend that each portfolio company will be obligated to prepare for the Fund’s shareholders informative quarterly reports, with an annual audit. The management of the Fund will assist the Portfolio Companies in the preparation of these quarterly reports. Management will also assist the management of each of the Portfolio Companies, as and when requested, or when management perceives that the portfolio company is in danger of not meeting any of its six-month “benchmarks”. The portfolio company will continue to receive its scheduled distributions for so long as it meets its “benchmarks”, and there has been no major unapproved deviation from its

Business Plan. During or at the  end of the  three-year funding period, each of the  portfolio positions held by the  Fund will be distributed to its shareholders, pro-rata, except for those Portfolio Companies whose internal management and the  Fund have agreed that they are not yet ready for distribution. The Fund, for an annual management fee to be negotiated at the time, will assist the management of the portfolio company and continue to hold its 40% equity position for the benefit of, and for later distribution to, the Fund’s shareholders. The Portfolio Company may raise additional capital at any time, with or without the Fund’s assistance. The Fund’s 40% holding of the company may not be diluted during its initial three year holding period, but may be diluted proportionally with its other shareholders thereafter. Each Portfolio Company, when its shares are distributed to the Fund’s investors, should have a sufficient number of shareholders to become a publicly traded company in its own right, and use this base to facilitate further financing.

Ongoing relationships with portfolio companies

Monitoring

We will monitor our Portfolio Companies on an ongoing basis without usurping the role of their entrepreneurial management. The monitoring will be in the areas of the scientific, financial and business aspects of each of the prospective Portfolio Companies We will have various methods of evaluating and monitoring the performance of our Portfolio Companies, which may include, but are not limited to, the following:

•	Review of informative quarterly reports of prospective Portfolio Companies;

•	Assessment of success in adhering to the prospective portfolio company’s previously agreed upon milestones and benchmarks;

•	Reviews or assistance provided by the funds scientific advisory board;

•	Attendance by a representative of the Fund at, and participation in, Board Meetings of the Portfolio Companies;

If a Portfolio Company falls materially behind in meeting its benchmarks, the Fund could assist it in revising its business plan or, if appropriate, discontinue the Portfolio Company’s funding.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Since none of our prospective Portfolio Companies will have market quotations that are readily available the company and their Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	The initial valuation process with each Portfolio Company will be at the investment value once the equity is committed and until another valuation can be determined.

•	Valuation conclusions will be documented;

•	The Valuation Committee of our Board of Directors will review valuation to determine if there is a market event which can be measured and used to objectively determine valuation;

•	The valuation committee will then report any recommended change in valuation to the Board of Directors.

Competition

Capital has poured into the biomedical sector since the 2000-2002 dot-com collapse; however, much of the money has gone to established firms with track records for picking out investment winners. Newer funds have struggled to raise funds.  While there are several funds in the marketplace that provide financing to early-stage biomedical companies, the Fund believes that no other company in the industry competes with its model or Corporate Strategy.  The Fund’s mission is to aggressively seek out biotechnology and biomedical opportunities identified by its Managers, Directors and SAB for its portfolio, and them assist them as they grow them into valuable businesses through financing from this Offering.

Traditionally, venture capital (VC) companies provide financing to later-stage companies from capital raised from investors who entrust the management of these companies to the venture capital company. The VC tries to make investments which will enable these companies to provide a high-rate of return to investors, normally over a three to five year period of time.  Investor equity lies in the venture capital company itself. The Fund’s competitive edge is enhanced by its ability to offer investors an opportunity to participate in a diversified early-stage biomedical life sciences fund, and receive equity in the Portfolio Companies themselves after three years of funding.

STAFFING

We do not currently have any paid employees. In the future we expect to hire an overall staff of 8-10 people. These people will include 2-4 highly qualified biomedical industry experienced Business Development Executives, a Chief Compliance Officer and, to the extent necessary, a controller. These individuals will be employees of the Fund and will perform their respective functions under the terms of the Management Compensation Agreements. Each of our executive officers described under “Management” is an Officer and Director and an employee of the Fund. Day-to-day administrative operations will be managed by the Fund Each individual fund Portfolio Company will have its own management and supporting staffs.

PROPERTIES

Our administrative offices are located at 205 Worth Avenue, Suite 201, Palm Beach, FL 33480 and our principal executive offices are located 205 Worth Avenue, Suite 201, Palm Beach, FL 33480. Upon completion of this offering the Fund’s management will relocate to new office facilities that are suitable and adequate for our business.

LEGAL PROCEEDINGS

The Fund is not currently subject to any legal proceedings.

Management

Our business and affairs are managed under the direction, of our Board of Directors, who are elected by the shareholders. The Board of Directors currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the  1940 Act. Our Board of Directors elects our officers, who will serve at the discretion of the Board of Directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into two classes. The Interested Directors will hold office for a two year term. The Independent Directors will also hold office for a two year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Thomas H. Ross	69	President and Director	2008	2011
Dale A. Barnstable	50	Chief Financial Officer, Treasurer and Director	2008	2011
Independent Directors

Michael Dennis		Director	2008	2010
Pascal J. Goldschmidt		Director	2008	2010
Michael F. Roizen		Director	2008	2010

The address for each executive officer is c/o Sovereign Emerging Biomedical Fund, Inc, 205 Worth Avenue, Suite 201, Palm Beach, FL 33480.

Executive officers who are not directors

The Fund currently does not have any Executive officers who are not Directors:

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Michael Thomas Bryan Dennis - Director
Michael Thomas Bryan Dennis, M.D.-Harvard College, B.S. MCL, 1964, University of Florida, M.D., 1968 has had internships at Guy’s Hospital, London, with Sir Hedley Atkins, 1967 and The Osler Ward, Johns Hopkins, in 1968. He was elected to Alpha Omega Alpha Honor Society 1968; recipient of the Watson Research Award, 1968, and was appointed by Governor Reagan to the Health Manpower Commission (responsible for funding primary care residencies throughout California) and the Special Medical Practice Act Committee (to rewrite the state laws to allow function of graduates from PA and NP programs). Co-founded the Southern California Breast Cancer Institute, 1976-1992. Founder and President of Hand-X-Tenders, a company that creates surgical instrumentation for the operating room and devices to increase the manual function of the disabled, 1993 – present. Recently he was appointed Chairman, Palm Beach Medical Care Commission, 2005 – present. Mt Dennis is also the Founder and President of The Medical Care Foundation of the Palm Beaches, Inc., 2007 – present.

Pascal J. Goldschmidt-Clermont - Director
Pascal J. Goldschmidt, M.D., earned a degree at the Universite Libre de Bruxelles, Brussels, Summa Cum Laude in 1980 and .a B.S, in Biochemistry, at the Universite Libre de Bruxelles, Brussels, and Magna Cum Laude 1976. He currently is the Senior Vice President for Medical Affairs and Dean of the University of Miami Miller School of Medicine. Previously he has served as the Professor of Medicine, Chair, Department of Medicine, Duke University Medical Center and the Chief of Division of Cardiology. Prior to that Mr. Goldschmidt was Director, Division of Cardiology and Director, Heart and Lung Institute, The  Ohio State University. Mr. Goldschmidt is a lifetime Member of the Johns Hopkins Society of Scholars; Member, Association of American Physicians. Association of Black Cardiologists Award for Commitment to Diversity & Cultural Enrichment in Medical Education. Recipient, Established Named Professorship: The  Edward S. Orgain Professorship of Cardiology. Syntex Scholars Program Award for Outstanding Achievement in Cardiovascular Research. Clinician Scientist Award, The Johns Hopkins University School of Medicine. American Hear Association Fellowship Award. Mr. Goldschmidt has contributed over 175 peer-reviewed publications in his career and is currently providing ongoing research support for NIH Funded Projects and has recently completed ongoing research support with the General Clinical Research Institute and the Doris Duke Charitable Foundation.

Michael F. Roizen, MD - Director
Michael F. Roizen is a Phi Beta Kappa graduate of Williams College and alpha Omega Alpha graduate of the University of California, San Francisco, School of Medicine. Dr. Roizen is past chairman of a Food and Drug Administration advisory committee and a former editor of six medical journals. He is also a former CEO of the Biotechnology Research Corporation of Central New York. After 9 years on the faculty at the University of California, San Francisco, he started and served as medical director of the Chicago Program for Executive Health. He has held positions as chief wellness officer of the Cleveland Clinic and as chair of the Division of Anesthesiology, Critical Care Medicine and Comprehensive Pain Management at the Cleveland Clinic. He also chaired the top-10-rated department of anesthesia and critical care at the University of Chicago. Dr. Roizen has published more than 155 peer-reviewed scientific papers, 100 textbook chapters, 30 editorials, and 4 medical books, including a medical best-seller. He has also received 12 patents. Dr Roizen still practices anesthesiology and internal medicine, using the RealAge metric to motivate patients. He has personally delivered medical care to 8 Nobel Prize winners and has been listed in the Best Doctors in America since 1989. He is often seen with his co-author, Memhet Oz, MD on national television.

Interested directors

Thomas Ross, Chief Executive Officer
Thomas Ross has specialized in alternative investments to the traditional stock and bond markets.  Since 1986 he has been active in early stage private equity capital investments. He is a former director of the Gold Coast Venture Capital Association.  Tom was the editor for the monthly investment newsletter, The International Financial Strategist and has led many speaking engagements on investments, asset protection and emerging company capital finance. He is a former Series 7 licensed NASD registered representative, and held Florida licenses in health and life insurance. Mr. Ross was a founder and Director of the Global Alliance for Health Solutions, an organization that provides worldwide research on contemporary and complimentary medicine. He was selected as a 2003, 2004 and 2006 Florida Businessman of the Year by the Republican Congressional Committee's Business Advisory Council, and is appointed to the Committee's Presidential Business Commission. Mr. Ross was asked to serve on the Business Advisory Board for the University of Florida Center of Excellence for Regenerative Health and Biotechnology, and is President of the non-profit Palm Beach Business Group. He has been President and Founder of Palm Beach Capital Advisors, LLC, a leader in non-traditional investments including litigation and intellectual property investments. He is a graduate of Purdue University in Aeronautical Engineering, with an MSc in Industrial Management from Purdue, and a PhD in International Business.  After several years researching various defense establishments with Boeing, he began an international career in investments, real estate and financial planning. Due to residence in nine countries over 18 years Tom has a background in international corporate management and business development, with investment clients in Europe, the Middle East and the USA.

Dale Barnstable, Chief Financial Officer & Treasurer
Dale A. Barnstable has been a financial executive with a background primarily in healthcare for over 20 years. He most recently was the Chief Financial Officer for the nations third largest mail-order diabetic supply company Access Diabetic Supply. He began as a consultant and helped engineer the financial transition from being a privately owned business to a wholly owned subsidiary of a reputable Fortune 500 company Owens-Minor (sym-OMI). He has a background in public accounting and auditing. Over the course of his career he has provided consulting and advisory services to over 30 different businesses in a variety of industries with his focus predominantly being in healthcare. Several of these were high-growth environments that required operational assistance, implementation of systems and internal controls, were involved in mergers and acquisitions, public filings and required capital formation. Mr. Barnstable holds BS and MS degrees in accounting from the University of Kentucky and is a Licensed Certified Public Accountant in the states of Florida and Kentucky.

Executive officers who are not directors

None

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are tbd            , each of whom is an independent director. The  audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the  plans and results of the  audit engagement, approving professional services provided by our independent accountants, reviewing the  independence of our independent accountants and reviewing the  adequacy of our internal accounting controls.

Valuation committee

The members of the valuation committee are tbd            , each of whom is an independent director. The valuation committee is responsible for aiding our Board of Directors in fair value pricing the intellectual property or enterprise value of our Portfolio Companies that are not publicly traded themselves or for which current market values may not be readily available. The Board of Directors and valuation committee may utilize the services of an outside independent valuation firm to help them determine the fair value of these companies if one can not be readily determined internally.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2008. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from The Fund(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from The Fund paid to director
Independent directors
Michael Dennis		None
Pascal Goldschmidt		None
Michael F. Roizen		None

Interested directors
Thomas H. Ross		None	None
Dale A. Barnstable		None	None

Officers
None

(1)	We are newly organized, and no payments are expected for the year 2008.

(2)	We do not have a profit sharing or retirement plan other than a 401(k) for officer/directors, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $70,000. They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers.

MANAGEMENT SERVICES

The Fund will be internally managed. The management team will consist of the two original founding officers, 2-4 highly qualified biomedical industry experienced business development managers and an overall staff of 8-10 people. Subject to the overall supervision of our Board of Directors, management will supervise the day-to-day operations of administrative services required by the Fund such as.

•	Along with the Board of Directors and the SAB determine the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	Monitor the progress of the Portfolio Companies, along with the SAB, regarding timely completion of milestones and adjust the business plans accordingly.

•	Monitor quarterly cash disbursements as required by each participating portfolio company.

•	Provide ongoing, quarterly and annual financial reporting for the Fund as required by the Securities and Exchange Commission.

•	Develop and implement a Sarbanes-Oxley compliance program.

•	Provide legal, accounting and FDA advisory services when necessary.

•	Assist in obtaining local, state and federal government grant funding.

The Fund management services are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Fund are not impaired.

Management Expenses

The Directors and the Officers and their staff, as well as the SAB, will be paid their salaries and all other expenses incurred in operating the Fund. The  management fee will bear all other costs and expenses of operations and transactions, including those relating to: administrative and business development services provided by the  management group; expenses incurred by the  Fund management payable to third parties in monitoring our investments and performing due diligence on our prospective Portfolio Companies; custodial or proxy related fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the  SEC; the  costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the  fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor legal costs fulfilling Sarbanes-Oxley requirements; calculation of the  net asset value (including the  cost and expenses of any independent valuation firm); and all other expenses incurred by the  Fund in connection with administering the  Funds business. The total of all of these expenses is estimated at an annual rate of 2.00% of the Net Use of Proceeds raised as of the initial offering date.

Duration and termination

Unless terminated earlier as described below, per the Bylaws, the managing directors term of office will continue for a period of three years from their date of election. They will remain in effect from year to year thereafter if approved annually by the affirmative vote of the holders of a majority of our outstanding Shares.

Indemnification

Management is indemnified as per the Bylaws and that, absent willful misfeasance, bad faith or gross negligence in the  performance of its duties or by reason of the  reckless disregard of its duties and obligations, the Fund Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the  rendering of the Funds Management’s services.

THE SCIENCE ADVISORY BOARD

The Science Advisory Board (SAB) has provided key guidance to the Fund, and will, in the future, be of assistance in selecting the Portfolio Companies, and later providing them with assistance, when requested. The SAB will not make investment decisions but provide assessments and make recommendations. The SAB is composed of 10 highly qualified members, all of whom are professionals with graduate degrees and experience in the biomedical field.  The majority of its members are affiliated with respected universities in Florida.

The members’ extensive knowledge and backgrounds reach all aspects of the Florida biomedical community. Some of their specialties are bioengineering, nanomagnetics, business administration, bioelectromagnetism, technology management, biomolecular sciences, technology incubator, business partnerships in biotechnology, neurodegenerative disorders, and molecular biology.  The SAB members have played a crucial role in their recommendations and advice to the Fund’s management as to companies suitable for selection.

Ongoing Review

Most of the SAB members will continue to serve on the  Fund’s Science Advisory Board for a period of one to three years following the  offering, If a Portfolio Company determines that it is falling materially behind the  projections and milestones set out in its business plan, the  company will be obligated to ask the  Fund’s management to assign members of management and/or the  SAB to look into the  company’s problems, provide advice, and if appropriate, help the  company to amend or redirect its business plan. The se events would be disclosed in the portfolio company’s quarterly report. Members of the SAB are paid a reasonable annual compensation for serving and reimbursed for out-of-pocket expenses for attending events where their presence is deemed necessary. SAB members are under no obligation to serve and can resign at any time.

Professional help and advice from the SAB will be available, upon the request of a Portfolio Company. The members of the SAB, in their individual capacities, will be available, upon request, to advise a Portfolio Company on business and science matters, and to assist in the preparation of its quarterly reports.

SAB Members Biographies

Ching-Jen Chen, PhD

Dr. Chen served on the faculty at the University of Iowa from 1967 to 1992 and as Chair of the Department of Mechanical Engineering from 1982 to 1992.  Since 1992 Dr. Chen served as the Dean of Engineering for both Florida A&M University and Florida State University.  Currently he is also a Professor of Mechanical Engineering and an affiliated Professor in Biomedical Engineering.  Dr. Chen has been associated with teaching and research on turbulent flows and heat transfer, bioengineering, nanomagnetic and flow visualization.  He has supervised 42 postdoctoral and visiting scholars, 37 doctoral dissertations and 32 master theses.  Dr. Chen received the Ph.D. from Case Western Reserve University in 1967.  Dean Chen was awarded the Alexander von Humboldt Senior United States Scientist Award in 1974 and is a Fellow of American Society of Mechanical Engineers and American Society of Civil Engineers.  Dr. Chen authored over one hundred journal publications and authored and edited over ten books.  Dr. Chen is also an inventor of four patents on blood cell separation.

David J. Gury, PhD

David J. Gury received an AB in Economics from Kenyon College and earned his MBA in Accounting and Finance from the University of Chicago.  From 1962 to 1984, Mr. Gury worked at Abbott Laboratories/Alpha Therapeutics. Mr. Gury built divisional financial control organizations for four divisions and implemented business acquisitions in Italy and Spain.  In 1984 he joined North American Biologicals, Inc in Miami as President and COO.  In 1992 he became Chairman and Board and CEO.  Mr. Gury transformed the company to Nabi Biopharmaceuticals moving it to Boca Raton in 1995.  Mr. Gury retired from the company as Founding CEO in 2004.  He currently serves on the Board of GeneEx and he is Chairman of the Board and Chairman of the Audit Committee of Oragenics, Inc.  Mr. Gury is the  founding Chairman and Board Member of the  Florida Research Consortium, a consortium bringing together the  heads of research for all Florida universities; a Founder and past Chairman of BioFlorida, Florida’s biotechnology membership advocacy organization, where he currently serves on its Executive Committee. Mr. Gury was the Co-Chairman of SEBIO 2004 Venture Capital Conference for biotechnology developing companies in the South Eastern States.   He was named Businessperson of the Year in 2002 by the Boca Raton Chamber of Commerce and received the 2003 Entrepreneur of the Year Award in Health Sciences from Ernst and Young.  Mr. Gury has been active with Governor Bush and the State Legislature in the development of biotechnology in Florida, and currently serves, as a member of the Board of the Scripps Florida Funding Corp and Vice Chairman of the Board. Mr. Gury is the Chairman of the College of Science Advisory Board of Florida Atlantic University in Boca Raton, Florida and served on the Search Committee for a new Dean of the College of Business. Mr. Gury also serves on the FAU Foundation Board.  He also serves on the Board of the Boca Raton Center for the Arts.

Abraham R. Liboff, PhD

Dr. Liboff obtained his Ph.D. in Physics at NYU.  He served as Chairman of the Physics Dept. at Oakland University from 1972 to 1984 and as Director of the Doctoral Program in Medical Physics from 1984 to 1997.  He is presently Professor Emeritus at Oakland University, and Research Professor in the Center for Molecular Biology and Biotechnology at Florida Atlantic University.  He is Editor of Electromagnetic Biology and Medicine, now in its 26th year of publication.  He has obtained 41 patents, primarily in the area of electromagnetic therapy.  He has published several hundred articles, book chapters, reviews and has presented dozens of talks on electromagnetic therapy.  He has been awarded research support by the Office of Naval Research, the National Institutes of Health, Johnson and Johnson, the Ritter Corp and the National Science Foundation.  He has consulted for the Federal Trade Commission, International Nickel, The Fetzer Foundation, Eli Lilly, the State of Minnesota, the Health Research Corp, and the Peter Angelos Corp.  He has refereed for many major scientific journals, including Science, Nature, Physical Review Lett, Neuroscience Letters, and FEBS Letters, among others.  He was a National Research Council Fellow at the Naval Medical Research Institute.  Under the auspices of the New York Academy of Sciences in 1973 he organized the first international conference on the emerging subject of Electrically Mediated Growth and Repair in Living Systems, with 43 countries represented.  This is now recognized as the landmark meeting that opened the era of Bioelectromagnetism.  In 1994, he was a member of the five-person group responsible for framing the  Bioelectromagnetic Applications to Medicine report submitted to the  National Institutes of Health in connection with its initiative in Alternative Medical Practices.

Gary S. Margules, PhD

Dr. Margules has direct business experience in technology management, academic technology transfer, strategic planning, corporate ventures, R&D/project management, licensing, regulatory affairs, clinical trials, and product development. He has twenty-seven years of industry experience (eight years with Cordis Corporation as Senior Scientist, three with Pfizer Hospital Products as Assistant Director of Technology Development, three with Senmed Medical Ventures as Director, Medical Technology, and thirteen with the University of Miami as Assistant Provost for Technology Transfer and Industry Research).  During the past twenty-seven years he has gained in depth knowledge in medical devices, therapeutics, biotechnology, and diagnostics.  He earned Doctor of Engineering Science and Master of Science degrees in chemical/bio-engineering from Columbia University and a BS degree in mechanical/biomedical engineering from the University of Miami.

Mark Muller, PhD

Mark Muller has been active in academic science (research and teaching) for over 25 years. He received his Ph.D. in Molecular Virology from the  University of British Columbia (Vancouver, Canada) in 1977 and did Post-doctoral research at the  McArdle Laboratory for Cancer Research (University of Wisconsin, Madison) from 1977-1980.    Dr. Muller and his research team moved to the University of Central Florida in 2004 and he is currently Professor of Molecular Biology and Microbiology. Prior to joining UCF, Dr. Muller was at Ohio State University as Professor of Molecular Genetics.  He currently directs a nationally funded research group studying gene regulation in cancer (see summary below).  He has published over 80 scientific articles and books and given more than 300 hundred invited lectures and seminars at universities and industry both nationally and internationally. Dr. Muller has been invited to sit on numerous NIH, NCI and NSF scientific review panels, has organized national and international scientific conferences and has edited and reviewed scientific papers for a number of journals.  He also has been an active member of the Ohio State Comprehensive Cancer Center and based on his expertise in translational research assumed a leadership role as co-director of the Experimental Therapeutics Program in the NCI funded Cancer Center. In 2004 Dr. Muller joined the University of Central Florida and the new Burnett College of Biomolecular Sciences.

Thomas O’Neal, PhD

Tom currently serves as the Associate Vice President of Research at UCF and Director of the UCF Technology Incubator.  He has assisted in the formation of several spin-off companies for technologies developed at UCF, and in 1999, he was a key member of a collaborative effort that resulted in the establishment of the UCF Technology Incubator in the Central Florida Research Park.  The Incubator was recently names the Incubator of the year at the annual international conference held by the National Business Incubator Association. O’Neal established partnerships for the Incubator with both the University and the community to provide tools and resources that enhance the prospects for the success of developing companies.  He also assembled a distinguished Advisory Board for the Incubator consisting of Central Florida business professionals who provide valuable assistance to the Incubator and more importantly, the clients it serves. Tom joined the UCF staff as the Associate Director for the Center for Research and Education in Optics and Lasers (CREOL) in 1991.  In this capacity, he was responsible for the business and administrative functions of the Center.  The center evolved into one of the top centers for education and research in optical sciences and engineering. O’Neal received his Ph.D in Industrial Engineering, his Master of Science in Engineering Management, and his Master of Business Administration from the University of Central Florida and his Bachelor of Science in Electrical Engineering from the University of South Florida.

Caroline Popper, MD MPH

Caroline Popper, MD MPH is the founder and President of Popper and Company, a boutique life sciences consulting firm with offices in Florida, Maryland and Canada. She has 18 years of hands-on biotech/life sciences operating experience. An internist and pathologist, she combines this perspective with that gained from managing a wide spectrum of life sciences businesses in diagnostics, devices and drug discovery. Her business management experience in both Fortune 500 and start-up settings and extensive track record creating strategic and business partnerships in biotechnology is key to the service she provides to her firms clients. In a 10-year career at Becton Dickinson (BD NYSE), Dr. Popper’s global responsibilities included clinical affairs, marketing, strategy, and business development. She was the founding General Manager of BDGene; a start-up focused, with its partner Millennium Pharmaceuticals, on development of novel cancer diagnostics. From 2000 to 2002, she was the Chief Business Officer for MDS Proteomics, a drug discovery company with operations in the US, Canada and Europe. Popper and Company provides strategic consulting as well as hands on management to a wide variety of venture-backed as well as public life science firms. She has been involved in the start-up of 6 companies in the last 24 months. Dr. Popper received her MD from the University of the Witwatersrand (South Africa) and her MPH from Johns Hopkins University (Baltimore). She was a Robert Wood Johnson Fellow in Health Care Finance. She completed her residencies in Internal Medicine and in Pathology at Johns Hopkins.

Mel Rothberg, Chairman of BioFlorida S. Florida, MBA

Mel Rothberg has over the  last 30 years participated in the  development of the  South Florida bioscience industry and is presently Chairman of Bioflorida’s South Florida Bioscience Consortium. He has held executive positions in the medical device, information technology and biopharmaceutical sectors. Currently he is Chairman and CEO of Advanced Processing and Imaging, CEO of Dharma Biomedical, CEO of Rothberg Associates, Inc. and a member of the Board of Directors of Lotus Pharmaceuticals, Inc. (LTUS.OB). Previously he was Executive Vice President, Operations of Viragen Inc., Plantation, Florida (VRA: AMEX) and Director of Viragen International Inc. (VGNI: OTCBB) and Viranative AB (Sweden) where he was responsible for manufacturing, regulatory, business development, marketing and sales of Viragen’s lead drug Multiferon.  Prior to Viragen, he was Vice President of Manufacturing and Business Development for Althin Medical a Swedish publicly traded company focused on the hemodialysis machine and disposables market. Mr. Rothberg graduated from Vanderbilt University with a Chemical Engineering degree and has an MBA from Nova Southeastern University.   He was recently appointed to the Broward Workforce Development Board and is a member of the South Florida Regional Leadership Council.  He is a member of the  American Institute of Chemical Engineers,  North American Membrane Society, American Association of Blood Banks, Licensing Executive Society, Association of University Technology Managers and currently serves on the  Bioflorida Board of Directors, iCoast Board of Directors, Florida International University Biomedical Engineering Advisory Board, Nova Southeastern University School of Dentistry Board of Councilors and has previously held committee positions within the  Biotechnology Industry Organization’s Investor Relations Committee, Patient Advocacy Committee, and Business Development Committee.   Other past memberships included the Center for Health Technologies, Executive Board Member, Greater Miami Chamber of Commerce One Community/One Goal-Biomedical Task Force Member, Enterprise Florida Health Technology Task Force Member, and as a lay member of the Florida Bar Grievance Committee 11F.

Paul R Sanberg, PhD

Dr. Sanberg has extensive experience in bringing neural therapies from the laboratory to the clinic for neurodegenerative disorders. He has also been on the Board of Directors for Medical Advisory Systems, Inc. (AMEX: DOC), and on numerous Scientific Advisory Boards for Companies and Foundations.   His industry experience has included being Scientific Director for CytoTherapeutics, Inc., (Providence, Rhode Island), now Stem Cells, Inc., (Palo Alto, California) and was CSO and on the  Board of Directors for Layton BioScience, Inc. (Atherton, California).  Dr. Paul R. Sanberg is Distinguished University Professor and Director of the Center of Excellence for Aging and Brain Repair and Associate Vice President/Associate Dean for Biotechnology Development at the University Of South Florida College Of Medicine.  He trained at York University, the University of British Columbia, the Australian National University and at the Johns Hopkins University School of Medicine.  Dr. Sanberg has held academic positions at the Ohio University, the University of Cincinnati, and Brown University prior to his current position.  Dr. Sanberg is Editor-in-Chief of Cell Transplantation, Executive Director of the American Society for Neural Transplantation and Repair, and past president of the Cell Transplant Society, and others.   He is the author of more than 400 scientific articles including thirteen books including, Over the Counter Drugs: Harmless or Hazardous (Chelsea House Publishers, 1992), Neural Stem Cells: Methods and Protocols (Humana Press, 2002), and Neural Stem Cells for Brain and Spinal Cord Repair (Humana Press, 2003) and is an inventor on over twenty U.S. patents.  His early work was pioneering in understanding the role of cell death in neurological disorders.

Herbert Weissbach, PhD

Dr. Herbert Weissbach is currently a Distinguished Research Professor and Director of the Center for Molecular Biology and Biotechnology at Florida Atlantic University (FAU). Dr. Weissbach obtained his Ph.D in biochemistry from George Washington University and spent 16 years in research at the National Heart Institute of the National Institutes of Health.  He was instrumental in establishing the Roche Institute of Molecular Biology in 1967 and became Director of the Roche Institute and Research Vice President of Hoffmann La Roche in 1983. In 1997 he retired from Hoffmann La Roche and joined FAU. Over the years his research interests have mainly been in the areas of enzymology, protein synthesis, regulation of gene expression and oxidative stress. Dr. Weissbach has published more than 440 articles and edited 5 books.  He is a Member of the National Academy of Sciences and a Fellow of the American Academy of Microbiology. He has received numerous awards and honors including the ACS Enzyme Award, the Townsend Harris Award from City College, the Distinguished Alumni Award from George Washington University and has been listed in the top 300 most cited authors (1961-1976). He has served as a Member of the Board of Directors of Savient Pharmaceuticals (1997-2006) as well as on the Scientific Advisory Board of several companies. In 2006 he was appointed by the Florida Governor to serve a three year term on the Florida Department of Health Biomedical Research Advisory Council (BRAC).

Certain relationships

The founding members of the Fund, Thomas H. Ross and Dale A. Barnstable, will internally manage the fund along with the Board of Directors. There may be instances in which senior management or a SAB member has an ownership or a financial interest in a participating portfolio company. These ownership interests must be and will fully disclosed should they occur. The senior management may also serve in the future as investment managers in investment funds with investment objectives similar to ours. The founding members and other members of fund management will serve on the boards of directors of Portfolio Companies either actively or as observers. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do.

Control persons and principal stockholders

Immediately prior to the completion of this offering, there will be 2 shares of common stock outstanding and two stockholders of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Thomas H. Ross	Record and beneficial	1	50.0%
Dale A. Barnstable	Record and beneficial	1	50.0%		0.0%
All officers and directors as a group ( 5 persons)(²)	Record and beneficial	none	0.0%	none	0.0%

(1)	Assumes issuance of up to 10,000,000 common shares offered hereby.
(2)	The address for all Officers and Directors is 205 Worth Avenue, Suite 201Palm Beach, FL 33480.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Sovereign Biomedical(1)
INDEPENDENT DIRECTORS
Michael Dennis	None
Pascal Goldschmidt	None
Michael F. Roizen	None

INTERESTED DIRECTORS
Thomas H. Ross	$20
Dale A. Barnstable	$20

Determination of net asset value

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. In calculating the value of our total assets, we will initially value our Portfolio Companies at the initially invested value. This will remain the -case until a transaction or enhanced scientific event deems the value should be otherwise. Intellectual property of companies that are not publicly traded or whose market price is not readily available will be valued this fair value as determined in good faith by our Board of Directors. As a general rule, we will not value our intellectual property above the initially invested value unless a measurable enhancing scientific event occurs. But our intellectual property will be subject to fair value write-downs when the asset is considered impaired. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at the initial fair value as determined in good faith by our board under our valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

The types of factors that may be taken into account in fair value pricing the Fund investments include, as relevant, the nature and realizable value of any developing intellectual property, the biomedical life science markets in which the portfolio company does business, comparison to publicly traded securities, recent acquisitions of similar intellectual property, discounted cash flow and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Tax status

The Fund will be registered as a C corporation (or C corp.) in the  United States for Federal income tax purposes and  will be taxed accordingly under 26 U.S.C. § 11 and Subchapter C (26 U.S.C. § 301 et seq.) of Chapter 1 of the  Internal Revenue Code.

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

TAXATION OF U.S. STOCKHOLDERS

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gains received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Description of our capital stock

Our authorized capital stock consists of 10,000,000 shares of stock, par value $0.01 per share, all of which is designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to list our common stock on NASDAQ under the ticker symbol “SEBF”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. The company does not intend to register and sell any preferred stock, offer a dividend distribution plan or pay a dividend. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when the y are issued, will be duly authorized, validly issued, fully paid and non-assessable. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of liquidation, dissolution or winding up of the Fund, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Delaware law permits a Delaware corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Delaware law, subject to the requirements of the 1940 Act.

Our charter and by-laws authorize us, to the  maximum extent permitted by Delaware law and subject to the  requirements of the  1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the  merits or otherwise, in the  defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the  act or omission of the  director or officer was material to the  matter giving rise to the  proceeding and (1) was committed in bad faith or (2) was the  result of active and deliberate dishonesty, (b) the  director or officer actually received an improper personal benefit in money, property or services or (c) in the  case of any criminal proceeding, the  director or officer had reasonable cause to believe that the  act or omission was unlawful. However, under Delaware law, a Delaware corporation may not indemnify for an adverse judgment in a suit by or in the  right of the  corporation or for a judgment of liability on the  basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Delaware law permits a corporation to advance reasonable expenses to a director or officer upon the  corporation’s receipt of (a) a written affirmation by the  director or officer of his or her good faith belief that he or she has met the  standard of conduct necessary for indemnification by the  corporation and (b) a written undertaking by him or her or on his or her behalf to repay the  amount paid or reimbursed by the  corporation if it is ultimately determined that the  standard of conduct was not met.

PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The  Delaware General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Individual companies may be approached and acquired at any time if agreed upon by their own management and approved by the Funds Board of Directors.

Classified board of directors

The authorized number of directors of the Corporation shall be up to seven (7) until changed by amendments to the Certificate of the se Bylaws.

Our Board of Directors is divided into two classes of directors. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of directors

The  Directors shall be elected at the  annual meeting of the  shareholders and hold office for two (2) years if an independent director and three (3) years if an interested director or until the successors have been elected and qualified at the annual meeting. Pursuant to the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

The Fund intends to call a shareholder meeting for the election of directors as soon as practical following its initial closing of the sale of its common stock.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. The authorized number of directors of the Corporation shall be up to seven (7) until changed by amendments to the Bylaws.

Our charter provides that, at such time as we have a majority of independent directors and our common stock is registered under the  Securities Exchange Act of 1934 (the  “Exchange Act”), we elect to be subject to the  provision of Delaware General Corporation Law regarding the  filling of vacancies on the  Board of Directors. Accordingly, at such time, except as may be provided by the  Board of Directors in setting the  terms of any class or series of preferred stock, any and all vacancies on the  Board of Directors may be filled only by the  affirmative vote of a majority of the  remaining directors in office, even if the  remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the  remainder of the  full term of the  directorship in which the  vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the  1940 Act.

Vacancies in the  Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the  authorized number of directors may be filled by a majority of the  directors then in office, although less than a quorum, or by a sole remaining director.  The Board of Directors may declare vacant the office of a Director who has been declared of unsound mind by an order of court, or who has been convicted of a felony.

Each Director so selected shall hold office for the remainder of the full term of office of the former Director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.  The shareholders may elect a Director at any time to fill a vacancy not filled by the Directors.  Any such election by written consent requires the majority of the outstanding shares entitled to vote.  Any Director may resign effective upon notice to the Secretary of the Board of Directors of the Corporation unless the notice specifies at a later time for the effectiveness of such resignation.  If the resignation is effective at a later time, a successor may be elected to take office when the resignation becomes effective.  No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Under Delaware law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by stockholders

The Delaware General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The  purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the  qualifications of the  proposed nominees and the  advisability of any other proposed business and, to the  extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the  election of directors or proposals recommending certain action, they may have the  effect of precluding a contest for the  election of directors or the  consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Special meetings of shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Board of Directors or such additional persons as may be authorized by the Board of Directors provided in the Certificate and Bylaws and amendments.

A Notice of Meeting shall be considered a “Special Notice” if the Company has a request for approval of the following, and the conditions of the transaction must be contained in the notice or waiver of notice:

1.	To approve the principle terms of a reorganization; or
2.	Approval of a plan of distribution as part of the winding up of the Corporation.

Prompt notice shall be given of the taking of any other Corporate action approved by the shareholders without a meeting by less than a unanimous written consent to those shareholders entitled to vote who have not consented in writing.

Notwithstanding any of the foregoing provisions of this Section, Directors may not be elected by written consent except by the majority of written consent of all shares entitled to vote for the election of Directors.
A written consent may be revoked by a written notice received by the  Corporation prior to the  time that written consents of the  number of shares required to authorize the  proposed action have been filed with the  Secretary of the  Corporation, but may not be revoked thereafter.  Such revocation is effective upon its receipt by the Secretary of the Corporation.

Amendment of charter and bylaws

Our charter and bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Our charter and bylaws provides that stockholders will not be entitled to exercise appraisal rights.

Conflict with Investment Company Act of 1940

Our bylaws provide that, if and to the  extent that any provision of the  Delaware General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act of  1940 , the  applicable provision of the Investment Company Act of 1940 will control.

Regulation

We are a closed-end company under the Investment Company Act of 1940 and intend to elect to be treated as a C Corp under Subchapter C of the Internal Revenue Code.

CODE OF ETHICS
 The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.” [Guidelines to come]

PROXY VOTING POLICIES AND PROCEDURES

Proxy voting responsibility is handled by the Sovereign Emerging Biomedical Management. The Proxy Voting Policies and Procedures of the Fund Management are set forth below. (The guidelines are reviewed periodically by the Fund Management and our non-interested directors, and, accordingly, are subject to change.) [Guidelines to come]

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our Portfolio Companies without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the Fund or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The  Fund Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the  federal securities laws, review these policies and procedures annually for their adequacy and the  effectiveness of their implementation, and, beginning no later than ……… 2008, designate a chief compliance officer to be responsible for administering the  policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and Corporate Governance Regulations.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated there under. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ National Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We are in substantial compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Custodian

Our securities are held under a custody agreement by             . The address of the custodian is:

Brokerage allocations and other practices

We are offering the shares of our common stock described in this prospectus on a best efforts basis through the broker-dealer named below. We have entered into a dealer-manager agreement with the broker-dealers named below in the following table:

Broker Dealers	Number of shares

Total	Up To 10,000,000

In connection with this offering, some of the securities dealers may distribute prospectuses electronically.

	No exercise	Full exercise
Per share	$	$
Total	$	$

We estimate that the  total expenses of the  offering payable by us, not including broker dealer fees and commissions and our Financial Advisor’s fee, will be approximately $         million.

Broker dealer

We have agreed to indemnify the dealer-manager, other participating dealers and the Fund’s Financial Advisor against certain liabilities, including liabilities under the Securities Act. As a closed end company, we are prohibited from protecting any of the brokers against any liability to the Fund or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard. If we are unable to provide this indemnification we have agreed to contribute to payments the brokers may be required to make in respect of those liabilities.

LISTING

We will apply to list our common stock on The National Market under the symbol “SEBF”.

DETERMINATION OF OFFERING PRICE

The Offering price has been arbitrarily determined by the Fund at $20.00 per share.

AFFILIATIONS

Certain of the broker-dealers and their affiliates may provide from time to time certain commercial banking, financial advisory, investment banking and other services for us for which they will be entitled to receive separate fees.
 The underwriters and their affiliates may from time to time in the future engage in transactions with us.

Legal matters

Certain legal matters regarding the  securities offered by this prospectus will be passed upon by the  Otto Law Group (David Otto, Esq.)  Certain legal matters in connection with the  offering will be passed upon for the  broker-dealers by ………………………………..

Independent accountants

The independent accountants of the Fund are …………...

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy the se reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the  following E-mail address: publicinfo@sec.gov, or by writing the  SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of independent auditors

To the Shareholder and Board of Directors of Sovereign Emerging Biomedical Fund, Inc:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Sovereign Emerging Biomedical Fund, Inc (“Sovereign Biomedical”) at November     , 2008 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of Sovereign Emerging Biomedical’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with accounting principles generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     [                               ]
[ ]
November , 2008

Statement of assets and liabilities

AS OF XXXXXX, 2008
Assets
Cash	$40.00

Total assets	$40.00

Liabilities
Accrued organizational expenses

Net assets (two Shares issued and outstanding; 10,000,000 shares authorized)	$40.00

Net asset value per Share	$40.00

PART C
OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following statements of Sovereign Emerging Biomedical Fund (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

PAGE
Statement of assets and liabilities*

(2)	Exhibits

	(a)	Articles of Incorporation**

	(b)	Bylaws**

	(c)	Not Applicable

	(d)	Form of Stock Certificate*

	(e)	Not Applicable

	(f)	Not Applicable

	(g)	Not Applicable

	(h)	(1) Form of Broker Dealer Agreement* (2) Agreement with Jefferson Worldwide Group**

	(i)	Not Applicable

	(j)	Not Applicable

	(k)(1)	Not Applicable

	(l)	Opinion and Consent of Dave Otto Group Esq, special counsel for Registrant*

	(m)	Not Applicable

	(n)	Consent of independent auditors for Registrant*

	(o)	Not Applicable

	(p)	Not Applicable

	(q)	Not Applicable

	(q)	Code of Ethics*

*	To be filed by amendment.

**	Filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Broker Dealer” on page              of this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$	*
Listing Fee		*
NASD filing fee State Blue Sky filing fees	$	*
Accounting fees and expenses		* (1)
Legal fees and expenses		* (1)
Printing and engraving		*
Miscellaneous fees and expenses		*
Total	$	* (1)

*	To be provided by amendment.

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, the Sovereign Emerging Biomedical Fund, Inc.., a Delaware corporation, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, the Sovereign Emerging Biomedical Fund, Inc.’s share ownership is expected to be 0.0% of the common stock outstanding.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock at                                         , 2008.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.01 par value

ITEM 30.	INDEMNIFICATION

Delaware law permits a Delaware corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Delaware law, subject to the requirements of the 1940 Act.

Our charter and by-laws authorize us, to the  maximum extent permitted by Delaware law and subject to the  requirements of the  1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another  corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other  enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the  conduct of his or her office.

Delaware law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the  merits or otherwise, in the  defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the  act or omission of the  director or officer was material to the  matter giving rise to the  proceeding and (1) was committed in bad faith or (2) was the  result of active and deliberate dishonesty, (b) the  director or officer actually received an improper personal benefit in money, property or services or (c) in the  case of any criminal proceeding, the  director or officer had reasonable cause to believe that the  act or omission was unlawful. However, under Delaware law, a Delaware corporation may not indemnify for an adverse judgment in a suit by or in the  right of the  corporation or for a judgment of liability on the  basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Delaware law permits a corporation to advance reasonable expenses to a director or officer upon the  corporation’s receipt of (a) a written affirmation by the  director or officer of his or her good faith belief that he or she has met the  standard of conduct necessary for indemnification by the  corporation and (b) a written undertaking by him or her or on his or her behalf to repay the  amount paid or reimbursed by the  corporation if it is ultimately determined that the  standard of conduct was not met.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

As of the filing date the fund intends to be internally managed and not use the  services of an Investment Advisor.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules there-under are maintained at the offices of:

(1)	the Registrant, Sovereign Emerging Biomedical Fund, Inc., 205 Worth Avenue, Suite 201 Palm Beach, Fl 33480

(2)	the Transfer Agent, To Be Determined.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

1. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the  information omitted from the  form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the  Registrant pursuant to Rule 497(h) under the  Securities Act of 1933 shall be deemed to be part of this registration statement as of the  time it was declared effective.

(b) For the  purpose of determining any liability under the  Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the  securities offered therein, and the  offering of such securities at that time shall be deemed to be the  initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach, and State of Florida, on the  4th day of December, 2008.

SOVEREIGN EMERGING BIOMEDICAL FUND

By:	/s/ Thomas H. Ross

Thomas H. Ross President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 4, 2008. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ Thomas H. Ross	President and Director (principal executive officer)
Thomas H. Ross

/s/ Dale A. Barnstable	Treasurer and Director (principal financial and accounting officer)
Dale A. Barnstable